Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Dated as of September 9, 2011

to

CREDIT AGREEMENT

Dated as of January 14, 2011

among

O’REILLY AUTOMOTIVE, INC.,

as the Borrower,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender L/C Issuer and a Lender,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Sole Lead Arranger,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

and

J.P. MORGAN SECURITIES LLC,

as Joint Bookrunners,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

U.S. BANK, NATIONAL ASSOCIATION

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Co-Documentation Agents,

and

THE OTHER LENDERS PARTY THERETO

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Agreement”) dated as of September 9, 2011, is made by and among O’REILLY AUTOMOTIVE, INC., a Missouri corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as Administrative Agent for the Lenders (this and each other capitalized term used in this Agreement and not otherwise defined herein shall have the meaning given to such term in the Credit Agreement (as defined below)), the L/C Issuer, the Swing Line Lender and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders have entered into that certain Credit Agreement dated as of January 14, 2011 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders and the L/C Issuer have made available to the Borrower a revolving credit facility; and

WHEREAS, the Borrower has advised the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders that it desires to amend certain provisions of the Credit Agreement as set forth below and the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) The existing definitions in Section 1.01 of the Credit Agreement for the terms “Applicable Rate” and “Maturity Date” are deleted in their entirety and the following new definitions for such terms are added in lieu thereof:

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Borrower’s Debt Rating as set forth below:

Applicable Rate
Pricing Level	Debt Ratings S&P/Moody’s	Facility Fee	Eurodollar Rate + Letters of Credit	Base Rate
1	≥ BBB+/Baa1	0.150%	0.975%	0.000%
2	BBB/Baa2	0.175%	1.200%	0.200%
3	BBB-/Baa3	0.225%	1.275%	0.275%
4	BB+/Ba1	0.275%	1.475%	0.475%
5	< BB+/Ba1	0.400%	1.600%	0.600%

“Debt Rating” means, as of any date of determination, the rating as determined by either S&P or Moody’s (collectively, the “Debt Ratings”) of the Borrower’s non-credit-enhanced, senior unsecured long-term debt; provided that (a) if the respective Debt Ratings issued by the foregoing rating agencies differ by one level, then the Pricing Level for the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 5 being the lowest); (b) if there is a split in Debt Ratings of more than one level, then the Pricing Level that is one level lower than the Pricing Level of the higher Debt Rating shall apply; (c) if the Borrower has only one Debt Rating, the Pricing Level for such Debt Rating shall apply; and (d) if the Borrower does not have any Debt Rating, then Pricing Level 5 shall apply.

As of the Closing Date, the Applicable Rate shall be determined based upon the Debt Rating specified in the certificate delivered pursuant to Section 4.01(a)(vii). Thereafter, each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next change in Applicable Rate and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next change in Applicable Rate.

“Maturity Date” means September 9, 2016; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

(b) The existing Schedule 2.01 to the Credit Agreement is replaced in its entirety with new Schedule 2.01 attached hereto.

2. Consent to Reallocation of Commitments. The Commitments of each Lender under the Credit Agreement immediately prior to the effectiveness of this Agreement that is not a party hereto (each, a “Non-Consenting Lender”) shall be deemed terminated on the date hereof. Each Lender party hereto hereby (a) confirms its Commitment as set forth on Schedule 2.01 attached hereto and made a part of the Credit Agreement and (b) agrees that its Applicable Percentage shall be deemed adjusted as set forth thereon as of the date hereof for all purposes of the Credit Agreement, including, without limitation, the effect of any such adjustment in its Applicable Percentage on its participation obligations with respect to issued and outstanding Letters of Credit and outstanding Swing Line Loans, if any.

3. Waiver of Pro Rata Treatment. To the extent necessary to permit the implementation of this Agreement, each Lender party hereto hereby waives any requirement in the Credit Agreement that any payment in respect of any principal or interest on any of the Committed Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it, or the termination and/or reduction of any Commitments, be made on a pro rata basis or in accordance with the Applicable Percentages in effect immediately prior to the effectiveness of this Agreement. All requirements for prior notification of borrowings or prepayments of Loans or terminations and/or reductions of Commitments are hereby waived with respect to all borrowings, prepayments and Commitment terminations and/or reductions contemplated by this Agreement.

4. Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement herein provided shall become effective upon satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) executed counterparts of this Agreement, each of which shall be originals or telecopies or other electronic imaging transmission (e.g. “pdf” via e-mail) (followed promptly by originals), duly executed by the Borrower, the Administrative Agent and each of the Lenders;

(ii) executed counterparts (each of which shall be originals or telecopies or other electronic imaging transmission (e.g. “pdf” via e-mail) (followed promptly by originals)), of an acknowledgement and consent of the Guarantors (“Acknowledgement and Consent of Guarantors”) whereby each Guarantor acknowledges and consents to the amendments to the Credit Agreement set forth herein and reaffirms its obligations under the Guaranty after giving effect to this Agreement, in form and substance satisfactory to the Administrative Agent, duly executed by each Guarantor;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement;

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in its jurisdiction of organization;

(v) favorable opinions of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Loan Parties, and Arizona and Missouri local counsel to certain Loan Parties, in each case, addressed to the Administrative Agent and each Lender, addressing such matters as reasonably requested by and in form and substance satisfactory to the Administrative Agent and its counsel; and

(b) all Obligations owing to any Non-Consenting Lender in respect of the principal amount of Loans and accrued and unpaid interest or fees owed to such Non-Consenting Lender as of the date hereof shall have been paid to such Non-Consenting Lender, and such Non-Consenting Lender shall have consented to the termination of its status as a Lender under the Credit Agreement upon the effectiveness of this Agreement; and

(c) all fees and expenses required, pursuant to Section 10.04 of the Credit Agreement to be paid by the Borrower to the Administrative Agent, the L/C Issuer and the Lenders (including the fees and expenses of McGuireWoods LLP, as counsel to the Administrative Agent) to the extent such fees have been invoiced on or prior to the date hereof; provided that such fees and expenses shall be limited to $40,000.

5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

(b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01 of the Credit Agreement, there has been no event or circumstance either individually or in the aggregate that has had or could reasonably be expected to have a Material Adverse Effect;

(c) The Persons executing the Acknowledgement and Consent of Guarantors constitute all Persons who are required to be Guarantors pursuant to the terms of the

Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries (other than an Immaterial Subsidiary) or were otherwise required to become Guarantors after the Closing Date pursuant to Section 6.12 of the Credit Agreement, and each of such Persons has become and remains a party to the Guaranty as a Guarantor;

(d) This Agreement has been duly authorized, executed and delivered by the Borrower, and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(e) The Acknowledgement and Consent of Guarantors has been duly authorized and executed by each Guarantor, and simultaneously with the delivery of this Agreement, will have been duly delivered by each Guarantor, and constitutes a legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(f) No Default or Event of Default has occurred and is continuing.

6. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

9. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11. References. On or after the date hereof, all references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended by this Agreement.

12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

O’REILLY AUTOMOTIVE, INC.

By:	/s/ Thomas McFall
Name:	Thomas McFall
Title:	Executive Vice President of Finance and Chief Financial Officer

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Bozena Janociak
Name:	Bozena Janociak
Title:	Assistant Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Eric A. Escagne
Name:	Eric A. Escagne
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Brandon Watkins
Name:	Brandon Watkins
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael P. Dickman
Name:	Michael P. Dickman
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kevin L. Handley
Name:	Kevin L. Handley
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Candace C. Moore
Name:	Candace C. Moore
Title:	Assistant Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION, as a Lender

By:	/s/ John Antonczak
Name:	John Antonczak
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark A. Wegener
Name:	Mark A. Wegener
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Gina Monette
Name:	Gina Monette
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

BOKF, dba BANK OF OKLAHOMA, as a Lender

By:	/s/ Jessica Johnson
Name:	Jessica Johnson
Title:	Assistant Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

UMB BANK, N.A., as a Lender

By:	/s/ Charles J. Wolf
Name:	Charles J. Wolf
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

COMMERCE BANK, N.A., as a Lender

By:	/s/ Dennis R. Block
Name:	Dennis R. Block
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew A. Wages
Name:	Matthew A. Wages
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage

Bank of America, N.A.	$90,000,000.00	13.636363636%

JPMorgan Chase Bank, N.A.	$85,000,000.00	12.878787879%

U.S. Bank, National Association	$80,000,000.00	12.121212121%

Wells Fargo Bank, National Association	$80,000,000.00	12.121212121%

Branch Banking and Trust Company	$60,000,000.00	9.090909091%

Fifth Third Bank, an Ohio Banking Corporation	$60,000,000.00	9.090909091%

RBS Citizens, National Association	$60,000,000.00	9.090909091%

Capital One, National Association	$35,000,000.00	5.303030303%

UMB Bank, N.A.	$35,000,000.00	5.303030303%

BOKF, dba Bank of Oklahoma	$25,000,000.00	3.787878788%

Commerce Bank, N.A.	$25,000,000.00	3.787878788%

First Tennessee Bank National Association	$25,000,000.00	3.787878788%

Total	$660,000,000.00	100.000000000%